FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com
KLA-TENCOR REPORTS FISCAL 2013 SECOND QUARTER RESULTS
MILPITAS, Calif., January 24, 2013 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2013, which ended on December 31, 2012, and reported GAAP net income of $107 million and GAAP earnings per diluted share of $0.63 on revenues of $673 million.
"In the second quarter, KLA-Tencor delivered revenue and earnings per share at or above the upper end of our range of guidance in the face of a challenging demand environment," said Rick Wallace, president and CEO of KLA-Tencor. "We believe that the accelerated pace of innovation by our customers at the leading edge, and the essential role that process control plays in the success of that innovation, will continue to provide long-term opportunities for KLA-Tencor to advance our market leadership and to deliver superior financial performance."

GAAP Results
	Q2 FY 2013	Q1 FY 2013	Q2 FY 2012
Revenues	$673 million	$721 million	$642 million
Net Income	$107 million	$135 million	$111 million
Earnings per Diluted Share	$0.63	$0.80	$0.66

Non-GAAP Results
	Q2 FY 2013	Q1 FY 2013	Q2 FY 2012
Net Income	$106 million	$142 million	$122 million
Earnings per Diluted Share	$0.63	$0.84	$0.72
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.
KLA-Tencor will discuss the results for its fiscal year 2013 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com
Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding market conditions in the semiconductor equipment industry, anticipated innovation efforts by customers, expected trends and focus areas in customers' capital investment, the importance of process control in the success of future innovation, KLA-Tencor's ability to preserve and extend its market leadership position and KLA-Tencor's future financial performance, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor's ability to successfully manage its costs; market acceptance of the company's existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 2012, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries.  With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)
Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor's financial results presented in accordance with United States GAAP.
To supplement KLA-Tencor's condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user's overall understanding of KLA-Tencor's operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2012	June 30, 2012
ASSETS
Cash, cash equivalents and marketable securities	$2,578,253	$2,534,444
Accounts receivable, net	606,115	701,280
Inventories	662,735	650,802
Other current assets	289,197	277,517
Land, property and equipment, net	292,394	277,686
Goodwill	326,779	327,716
Purchased intangibles, net	43,514	55,636
Other non-current assets	269,776	275,227
Total assets	$5,068,763	$5,100,308
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$103,575	$139,183
Deferred system profit	156,775	147,218
Unearned revenue	53,257	63,095
Other current liabilities	468,130	513,411
Total current liabilities	781,737	862,907
Non-current liabilities:
Long-term debt	747,104	746,833
Income tax payable	54,910	50,839
Unearned revenue	31,742	34,899
Other non-current liabilities	92,134	89,235
Total liabilities	1,707,627	1,784,713
Stockholders' equity:
Common stock and capital in excess of par value	1,123,422	1,089,480
Retained earnings	2,252,772	2,247,258
Accumulated other comprehensive income (loss)	(15,058)	(21,143)
Total stockholders' equity	3,361,136	3,315,595
Total liabilities and stockholders' equity	$5,068,763	$5,100,308

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended December 31,		Six months ended December 31,
(In thousands, except per share data)	2012	2011	2012	2011
Revenues:
Product	$523,023	$500,659	$1,097,101	$1,150,915
Service	149,988	141,823	296,619	288,043
Total revenues	673,011	642,482	1,393,720	1,438,958
Costs and operating expenses:
Costs of revenues	303,915	272,855	621,140	613,204
Engineering, research and development	121,608	116,363	241,350	224,125
Selling, general and administrative	94,241	93,801	191,426	187,877
Total costs and operating expenses	519,764	483,019	1,053,916	1,025,206
Income from operations	153,247	159,463	339,804	413,752
Interest income and other, net	(8,373)	(12,556)	(18,388)	(19,583)
Income before income taxes	144,874	146,907	321,416	394,169
Provision for income taxes	38,244	36,110	79,419	91,377
Net income	$106,630	$110,797	$241,997	$302,792
Net income per share:
Basic	$0.64	$0.67	$1.45	$1.82
Diluted	$0.63	$0.66	$1.43	$1.78
Cash dividends declared per share	$0.40	$0.35	$0.80	$0.70
Weighted average number of shares:
Basic	166,268	166,343	166,632	166,513
Diluted	169,076	169,103	169,702	169,650

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	December 31,
(In thousands)	2012	2011
Cash flows from operating activities:
Net income	$106,630	$110,797
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,925	23,267
Asset impairment charges	—	1,378
Net gain on sale of assets	(1,160)	—
Non-cash stock-based compensation expense	14,958	19,646
Excess tax benefit from equity awards	(6,067)	—
Net loss (gain) on sale of marketable securities and other investments	(1,048)	106
Changes in assets and liabilities:
Increase in accounts receivable, net	(77,272)	(83,819)
Decrease (increase) in inventories	28,822	(33,142)
Decrease (increase) in other assets	(19,062)	31,658
Increase (decrease) in accounts payable	(12,314)	14,580
Increase in deferred system profit	14,849	54,596
Increase in other liabilities	7,182	48,165
Net cash provided by operating activities	77,443	187,232
Cash flows from investing activities:
Capital expenditures, net	(17,091)	(14,918)
Proceeds from sale of assets	1,838	2,228
Purchase of available-for-sale securities	(341,496)	(287,987)
Proceeds from sale and maturity of available-for-sale securities	453,096	287,236
Purchase of trading securities	(8,744)	(16,852)
Proceeds from sale of trading securities	10,116	18,353
Net cash provided by (used in) investing activities	97,719	(11,940)
Cash flows from financing activities:
Issuance of common stock	23,607	39,396
Tax withholding payments related to vested and released restricted stock units	(9,471)	(11,544)
Common stock repurchases	(68,283)	(63,580)
Payment of dividends to stockholders	(66,522)	(58,101)
Excess tax benefit from equity awards	6,067	—
Net cash used in financing activities	(114,602)	(93,829)
Effect of exchange rate changes on cash and cash equivalents	(3,189)	(2,424)
Net increase in cash and cash equivalents	57,371	79,039
Cash and cash equivalents at beginning of period	709,942	745,947
Cash and cash equivalents at end of period	$767,313	$824,986
Supplemental cash flow disclosures:
Income taxes paid, net	$48,295	$(29,746)
Interest paid	$26,682	$26,904

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)
Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Six months ended
		December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
GAAP net income		$106,630	$135,367	$110,797	$241,997	$302,792
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	4,242	6,886	7,406	11,128	15,034
Restructuring, severance and other related charges	b	—	3,134	1,476	3,134	4,032
Restatement related charges	c	—	—	—	—	135
Income tax effect of non-GAAP adjustments	d	(1,392)	(2,979)	(2,886)	(4,371)	(6,949)
Discrete tax items	e	(3,514)	—	5,079	(3,514)	5,079
Non-GAAP net income		$105,966	$142,408	$121,872	$248,374	$320,123
GAAP net income per diluted share		$0.63	$0.80	$0.66	$1.43	$1.78
Non-GAAP net income per diluted share		$0.63	$0.84	$0.72	$1.46	$1.89
Shares used in diluted shares calculation		169,076	169,824	169,103	169,702	169,650
Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended December 31, 2012
Costs of revenues	$1,921	$—	$—	$1,921
Engineering, research and development	835	—	—	835
Selling, general and administrative	1,486	—	—	1,486
Total in three months ended December 31, 2012	$4,242	$—	$—	$4,242
Three months ended September 30, 2012
Costs of revenues	$4,560	$—	$—	$4,560
Engineering, research and development	836	—	—	836
Selling, general and administrative	1,490	3,134	—	4,624
Total in three months ended September 30, 2012	$6,886	$3,134	$—	$10,020
Three months ended December 31, 2011
Costs of revenues	$5,018	$243	$—	$5,261
Engineering, research and development	898	241	—	1,139
Selling, general and administrative	1,490	992	—	2,482
Total in three months ended December 31, 2011	$7,406	$1,476	$—	$8,882

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with the company’s decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e.
Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these or other adjustments to the cumulative windfall tax benefit that are not indicative of ongoing operating results and limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.